August 6, 2002

Report to Fellow Shareholders:

The first four trading days of August saw the Standard & Poor’s 500 Index closing up or down greater than 3% each day. This follows July, which saw a 19% decline through July 23rd, followed by a 14% increase in the next 5 trading days to close out the month. This impressive volatility is sparked by the consummate battle between fear and greed. Daily rumors regarding accounting scandals, corporate fraud, and weak economic data battle with fairly impressive corporate earnings reports. So how do we operate in this environment? Frankly, it has been quite difficult. We have made some mistakes that have hurt our performance, but our outlook for the future is much brighter than it was as of our last report.

Although performance varies significantly depending on which day you choose to measure it, we would like to discuss the major impacts on performance so far this year. Through the first six months of the year, we trailed the S&P 500 by 800 basis points. As of August 6th, we were trailing by 200 basis points. On the positive side, we have benefited from our holdings in financials, health care, and holding cash in a declining market. On the negative side, two major areas have hurt us.

First, in telecommunications we made significant investments in wireless stocks. We were wrong. These companies are still in the investment phase of their business and are significant consumers of cash. Due to the weak equity markets, these companies no longer had the ability to raise capital. Without capital, they no longer could fund their growth. With significant amounts of existing debt, the problems were only exacerbated. This mistake hurt the performance by 1,500 basis points. The second significant area that has hurt our performance has been with media stocks. Our media holdings in EchoStar Communications, Liberty Media, USA Interactive, and recently, Clear Channel Communications have reduced performance by over 300 basis points as of June and over 600 basis points as of this writing. The difference with our media stocks as opposed to our wireless stocks is that we still are confident in our media investments. Media stocks have been plagued by questions over how to value them. Further, accounting scandals and fraud charges at other media companies such as AOL TimeWarner and Adelphia Communications have plagued the entire sector. We analyze all our stocks, including our media holdings, based on their ability to generate free cash flow. We feel that when all the dust settles, cash is what will matter. We are very excited about the potential of these holdings.

Overall, we are not satisfied with the performance this year by any measure. We fell behind significantly due to our losses in wireless securities early in the year and have been chipping our way back ever since. We hope to continue this recent trend and post better returns in the future.

As for the future outlook, it may be helpful to get a perspective on the overall market and the significance of what we have just been through. We have analyzed the market over the last 32 years and in that time frame there have been five major cycles. As seen in the table, the current bear market is unrivaled in length and the decline of over 47% is slightly larger than the great bear market of 1973-74. Many people feel, and I agree, that we need to work off the great excesses from the bubble in the 1990’s through its most recent lows. However, I do not think most realize we already have. The S&P 500 now has a negative return over the last five years and the index has compounded on a price basis at only 6.7% since the start of the 1990’s. We do not know if we have seen the bottom, but it is likely that we have already suffered a majority of the pain. This does not mean the market is significantly undervalued or could not become significantly undervalued in the future. At a minimum, we know it is the best time to buy stocks in the last five years given the market is basically flat and we have had economic and profit growth over that span.

Bear Markets from 1970 to 2002
Rank		Length	Rank		Percentage Decline
1	2000-02	28 Mo.	1	2000-02	47.8%
2	1973-74	24 Mo.	2	1973-74	45.0%
3	1980-82	22 Mo.	3	1987	34.0%
4	1987	2 Mo.	4	1980-82	25.0%
5	1990	2 Mo.	5	1990	20.0%

Source: Standard & Poor’s 500 Index

If the market is now down almost 50% from its high, wouldn’t it be a better time to invest in the market? When a car or a piece of clothing is on sale we are definitely more willing buyers. Wouldn’t we also act the same way with stocks? Interestingly enough, the exact opposite is true. In the months of June and July, investors have redeemed over $46 billion from mutual funds, a record for a two-month period. Four of the five previous bear markets have also seen large redemptions just as the bear markets were ending. What about at the top of the market in March of 2000 when the Dow was over 11,000 and the NASDAQ over 5,000? Investors purchased over $93 billion of mutual fund shares in February and March; the largest two month inflow ever. Why? In short, fear drives people out of the market at the bottom just as greed creates the largest inflows at the top of the market when it is the worst time to invest. That is why we believe our mean-reversionist philosophy is the best way to make money - sell when the masses are buying and buy when the masses are selling. We may be a little early but seeing the massive redemption numbers gives us some comfort we may be near a bottom.

Our increasing optimism has led us to invest an additional 10% of the Fund’s net assets in equities since the end of the quarter. The cash balance has declined from 36% at the end of the quarter to slightly below 25% and we are cautiously investing on a daily basis. The majority of this has been invested across our existing holdings. We have only added one new company since quarter end, Clear Channel Communications. Clear Channel is a nationwide radio operator that generates a significant amount of free cash flow. The stock peaked in 2000 at approximately $90 and has recently declined from the mid-$50’s to the low $20’s today. As we have discussed prior, we have high hopes for Clear Channel and the rest of our media investments.

We have been through an amazing period with an almost unprecedented speculative bubble followed on the downside by a terrorist attack, an economic recession, accounting scandals, and outright fraud on the part of several corporate executives. We have seen a lot. However, history has also seen a lot and the markets have always managed to recover. They will again.

Thank you for your support.

Mark Giese

Portfolio Manager

Financial Highlights

Per Share Operating Performance (For a share outstanding throughout each period)

	Six Months Ended June 30, 2002 (unaudited)	Period Ended December 31, 2001(1)

NET ASSET VALUE, BEGINNING OF PERIOD	$ 9.99	$10.00
INCOME FROM INVESTMENT OPERATIONS

Net investment loss
	(.03)	.00(2)
Net loss on securities (realized and unrealized)
	(2.09)	(.01)
Total from investment operations
	(2.12)	(.01)
LESS DISTRIBUTIONS

From net investment income
	--	--
From net realized gain
	--	--
Total distributions
	--	--
NET ASSET VALUE, END OF PERIOD	$ 7.87	$ 9.99

TOTAL RETURN	(21.22)%(3)	(.10)%(3)

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$3.1	$3.7
Ratio of expenses to average net assets(4)(5)	1.70%	1.70%
Ratio of net investment loss to average net assets(4)(5)	(.76)%	(.71)%
Portfolio turnover rate	230.62%(5)	25.08%

(1) The Fund commenced operations on November 30, 2001.

(2) The amount rounds to $(0.00). The actual amount is $(0.004).

(3) Not annualized.

(4) Net of reimbursements by adviser. Absent reimbursement of expenses, the ratio of expenses to average net assets would have been 2.59% and 4.33% for the six-months ended June 30, 2002 and the period November 30, 2001 to December 31, 2001, respectively. Also, the respective ratio of net investment loss to average net    assets would have been (1.65)% and (3.34)%.

(5) Annualized.

The accompanying notes to financial statements are an integral part of these statements.

____________________________________________________________________________________________________________

Top Ten Portfolio Holdings

June 30, 2002 (unaudited)

Percentage
Name	of Net Assets
Renal Care Group, Inc.	9.29%
Liberty Media Corporation - Class A	6.72%
Universal Health Services, Inc. - Class B	5.62%
Priority Healthcare Corporation - Class B	5.01%
Correctional Properties Trust	4.83%
iShares Russell 2000 Index Fund	4.75%
DaVita, Inc.	3.17%
EchoStar Communications Corporation – Class A	2.62%
Province Healthcare Company	2.35%
Travelers Property Casualty Corp. Class A	2.32%
Total of top ten	46.68%

Schedule of Investments

June 30, 2002 (unaudited)

Shares or Principal Amount		Quoted Market Value
		(Note 1(a))
COMMON STOCKS – 64.49%
Consumer Discretionary - Hotels, Restaurants
	& Leisure –- 2.29%
3,000	Regal Entertainment Group *	$69,960

	Consumer Discretionary - Media –- 11.18%
4,300	EchoStar Communications Corporation - Class A *	79,808
20,500	Liberty Media Corporation - Class A *	205,000
2,400	USA Interactive *	56,280
		341,088

	Financials - Insurance -- 3.54%
1,000	AmerUs Group Co.	37,100
4,000	Travelers Property Casualty Corp. - Class A *	70,800
		107,900

	Financials - Real Estate -– 4.83%
6,700	Correctional Properties Trust	147,400

	Health Care - Equipment –- 0.44%
1,500	Thoratec Corporation *	13,485

	Health Care -- Pharmaceuticals &
	Biotechnology – 4.22%
3,000	King Pharmaceuticals, Inc. *	66,750
2,400	Shire Pharmaceuticals Group PLC *	61,944
		128,694

	Health Care - Services -– 25.44%
4,067	DaVita, Inc. *	96,795
6,500	Priority Healthcare Corporation – Class B *	152,750
3,200	Province Heathcare Company *	71,552
9,100	Renal Care Group, Inc. *	283,465
3,500	Universal Health Services, Inc. - Class B *	171,500
		776,062

	Information Technology - Hardware -– 0.94%
1,500	Plantronics, Inc. *	28,515

	Information Technology -
	Software & Services –- 2.99%
2,400	Check Point Software Technologies Ltd. *	32,544
14,400	RealNetworks, Inc. *	58,608
		91,152

	Utilities –- 2.16%
3,200	El Paso Corporation	65,952

	Exchange Traded Funds –- 6.46%
1,600	iShares Russell 2000 Index Fund	145,040
2,000	Nasdaq 100 Shares *	52,140
		197,180
	TOTAL COMMON STOCKS
	(cost $2,108,468) 1,967,388
SHORT-TERM INVESTMENTS – 34.22% Commercial Paper –- 31.58%
$125,000	John Deere Capital Corporation 1.85%, due July 1, 2002	$125,000
150,000	AIG Funding, Inc. 1.74%, due July 8, 2002	149,949
150,000	General Electric Capital Corporation 1.76%, due July 11, 2002	149,927
100,000	Prudential Funding, LLC 1.75%, due July 15, 2002	99,932
154,000	Toyota Credit de Puerto Rico Corporation 1.79%, due July 16, 2002	153,885
140,000	American Express Credit Corporation 1.74%, due July 19, 2002	139,878
145,000	Sears Roebuck Acceptance Corporation 2.02%, due July 24, 2002%	144,813

		963,384
Variable Rate Demand Note –- 2.64% 80,517 Firstar Bank U.S.A., N.A. 1.59%, due July 1, 2002

		80,517
TOTAL SHORT-TERM INVESTMENTS (cost $1,043,901)

		1,043,901
TOTAL INVESTMENTS – 98.71% (cost $3,152,369)

		3,011,289
OTHER ASSETS, NET OF LIABILITIES – 1.29%

		39,584
TOTAL NET ASSETS (Basis of percentages disclosed above) - 100

		$3,050,873

* Nondividend paying security

The accompanying notes to financial statements are an integral part of this schedule.

Historical Record (unaudited)______________________________

	Net Asset Value Per Share	Net Income Distributions Per Share	Capital Gain Distributions Per Share	Dollar Weighted Price/Earings Ratio **	Growth of an initial $10,000 Investment
November 30, 2001 *	$10.00	$--	$--	--	$10,000
December 31, 2001	9.99	--	--	19.8 times	9,990
June 30, 2002	7.87	--	--	14.1	7,870

* Date of Initial Public Offering.

** Based on latest 12 months accomplished earnings.

Statement of Assets and Liabilities

June 30, 2002 (unaudited)

ASSETS
Investments in securities at market value

(cost $3,152,369)(Note 1 (a))
$3,011,289
Receivables

Investment securities sold
62,074
Due from adviser (Note 2)
3,286
Dividends and interest
2,515
Total assets
3,079,164

LIABILITIES
Investment securities purchased
10,786
Management fee (Note 2)
9,978
Other payables and accrued expenses
7,527
Total liabilities
28,291
Total net assets
$3,050,873

NET ASSETS CONSIST OF:
Paid in capital	$3,861,450
Net unrealized depreciation on investments (Note 3)	(141,080)
Accumulated net realized loss on investments	(656,983)
Accumulated net investment loss	(12,514)
$3,050,873
NET ASSET VALUE PER SHARE ($.001 par value, 100,000,000 shares authorized) offering price and redemption price
($3,050,873 / 387,507 shares outstanding)	$7.87

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations

For the six months ended June 30, 2002 (unaudited)

INCOME
Interest
$ 9,624
Dividends
5,843
Total income
15,467

EXPENSES
Management fee (Note 2)
24,689
Legal fees
9,881
Audit and tax consulting fees
3,550
Directors fees
1,200
Other operating expenses
3,372
Total expenses before reimbursement
42,692
Reimbursement of expenses by adviser (Note 2)
(14,711)
Total expenses after reimbursement
27,981
Net investment loss
(12,514)

NET REALIZED LOSS ON INVESTMENTS	(541,229)

NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	(253,080)

Net realized and unrealized loss on investments
(794,309)

Net decrease in net assets resulting from operations
$(806,823)

The accompanying notes to financial statements are an integral part of this statement.

Statement of Changes in Net Assets

For the six months ended June 30, 2002 (unaudited) and the period November 30, 2001 to

December 31, 2001

	Six Months Ended June 30, 2002	Period Ended December 31, 2001

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss
	$ (12,514)	$ (2,078)
Net realized loss on investments
	(541,229)	(115,754)
Net increase (decrease) in unrealized appreciation on investments
	(253,080)	112,000
Net decrease in net assets resulting from operations
	(806,823)	(5,832)
DISTRIBUTIONS TO SHAREHOLDERS

Distribution from net investment income
	--	--
Distribution from net realized gain on investments
	--	--
Total distributions
	--	--

CAPITAL SHARE TRANSACTIONS

Proceeds from shares issued (15,784 and 362,120 shares, respectively)
	144,297	3,622,513
Reinvestment of distributions (0 and 0 shares, respectively)
	--	--
Cost of shares redeemed (397 and 0 shares, respectively)
	(3,282)	--
Net increase in net assets derived from capital share transactions
	141,015	3,622,513

Total increase (decrease) in net assets
	(665,808)	3,616,681

NET ASSETS

Beginning of period
	3,716,681	100,000
End of period (including accumulated net investment loss of $(12,514) and $0, respectively)
	$3,050,873	$3,716,681

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements

June 30, 2002 (unaudited)

(1) Summary of Significant Accounting Policies --

Nicholas Liberty Fund (the "Fund"), the only series of the Nicholas Family of Funds, Inc., is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced operation on November 30, 2001. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price. Market values of most debt securities are based on evaluated bids. Variable rate demand notes are valued at cost which approximates market value. U.S. Treasury Bills and commercial paper are stated at amortized cost which approximates market value. Investment transactions are generally recorded no later than the first business day after the trade date.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(d) The amount of dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among fund shares issued and outstanding, accumulated undistributed net realized gain on investments and accumulated undistributed net investment income. Accordingly, at June 30, 2002, no reclassifications were recorded.

(e) Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value on date of distribution.

(f) The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

(2) Investment Adviser and Management Agreement --

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser based on 1.50% on an annual basis of the average net asset value. The adviser has decided to absorb all expenses of the Fund in excess of .20% of average net assets, excluding the management fees. The adviser reimbursed $14,711 to the Fund which represents the non-management fee expenses in excess of .20% of average net assets for the period January 1, 2002 through June 30, 2002. Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel, no such reimbursements were made in 2002. The advisory agreement is subject to an annual review by the Directors of the Fund.

As of June 30, 2002, the Fund had a receivable of $3,286 due from the Adviser for reimbursement of non-management fee expenses incurred during the period from November 30, 2001 to December 31, 2001. Subsequent to June 30, 2002, the Adviser reimbursed the Fund.

            (3) Tax Basis Components of Net Assets --

Aggregate gross unrealized appreciation (depreciation) as of June 30, 2002 based on investment cost for federal tax purposes of $3,155,790 is as follows:

Aggregate gross unrealized appreciation on investments $  100,098

Aggregate gross unrealized depreciation on investments   (244,599)

Net unrealized depreciation                              $(144,501)

The difference between tax basis and book basis net realized gains and unrealized appreciation is attributable to the tax deferral of losses on wash sales of $3,421. The realized loss carryforward is the same for book purposes as it is for tax purposes. There is no difference between tax basis and book basis paid in capital.

(4) Investment Transactions –

For the six months ended June 30, 2002, the cost of purchases and the proceeds from sales of investments, other than short-term obligations, aggregated $3,180,669 and $2,722,495, respectively.

(5) Transactions With Affiliates –-

At June 30, 2002, 371,613 shares were held by individuals affiliated with the adviser.

NICHOLAS LIBERTY FUND

SEMIANNUAL REPORT

June 30, 2002

Directors and Officers

DAVID O. NICHOLAS

President and Director

TIMOTHY P. REILAND

Director

JAY H. ROBERTSON

Director

JEFFREY T. MAY

Senior Vice President, Secretary and Treasurer

MARK J. GIESE

Senior Vice President

Investment Adviser

NICHOLAS COMPANY, INC.

700 North Water Street

Milwaukee, Wisconsin

www.nicholasfunds.com

414-272-6133 or 800-227-5987

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

414-276-0535 or 800-544-6547

Custodian

U.S BANK N.A.

Cincinnati, Ohio

Auditors

DELOITTE & TOUCHE LLP

Chicago, Illinois

Counsel

MICHAEL BEST & FRIEDRICH LLP

Milwaukee, Wisconsin

__________________________________________________________

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.